WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 WSFS Bank Place 1818 Market St, Philadelphia, PA 19103 FOR IMMEDIATE RELEASE Investor Relations Contact: Andrew Basile (302) 504-9857; abasile@wsfsbank.com May 21, 2024 Media Contact: Kyle Babcock (215) 864-1795; kbabcock@wsfsbank.com WSFS Strengthens Executive Leadership Team to Support Next Phase of Growth Appoints David Burg as Executive Vice President, Chief Financial Officer; Promotes Arthur J. Bacci to Executive Vice President, Chief Operating Officer and Jamie P. Hopkins to Executive Vice President, Chief Wealth Officer WILMINGTON, Del. – WSFS Financial Corporation (Nasdaq: WSFS), the parent company of WSFS Bank, announced today that David Burg will join the Company as Executive Vice President, Chief Financial Officer on August 15, 2024. In this role, Burg will be responsible for leading the Company's financial operations and strategy, including Financial Planning and Analysis, Accounting and Financial Reporting, Treasury, and Investor Relations. Prior to joining WSFS, Burg held several senior leadership positions during his nearly 17 years at Citigroup. Most recently, he was the Head of Strategy and Execution for Legacy Franchises. From 2021 to 2023, he was Chief Financial Officer for the entire Latin America region. Burg also served as the Chief Financial Officer of Citigroup’s Treasury & Trade Solutions from 2017 to 2021. In these roles, he was responsible for financial reporting, financial planning and analysis, treasury management and strategy. Earlier in his career, Burg was a Managing Director in the Corporate Mergers & Acquisitions Group at Citigroup. He also held roles at McKinsey & Company and General Electric. WSFS also announced that Arthur J. Bacci will assume the role of Executive Vice President, Chief Operating Officer, coincidental with the appointment of Burg as CFO. Bacci joined WSFS in April 2018 as Executive Vice President, Chief Wealth Officer. In addition to serving as Chief Wealth Officer, he has held the role of interim Chief Financial Officer since August 2023. In his new role as Chief Operating Officer, Bacci will have oversight responsibilities for the Commercial, Wealth, Consumer and Cash Connect lines of business, as well as Technology, Operations, Customer Experience, Marketing and Communications. As part of WSFS’ on-going succession planning, in conjunction with Bacci’s appointment to Chief Operating Officer, Jamie P. Hopkins will be elevated to the role of Executive Vice President, Chief Wealth Officer. Hopkins joined WSFS in October 2023 as Senior Vice President and Director of Private Wealth Management. As Chief Wealth Officer, Hopkins will lead WSFS’ Wealth Management segment which includes Bryn Mawr Trust®, Bryn Mawr Capital Management, LLC, The Bryn Mawr Trust Company of Delaware, Powdermill® Financial Solutions, WSFS Institutional Services®, WSFS Wealth® Investments, and WSFS Private Banking. “David’s expertise and visionary approach to financial strategy are exactly what we need as we accelerate our growth,” said Rodger Levenson, Chairman, President and CEO. “His proven leadership, strategic decisioning and commitment to culture will play an instrumental role in our continued drive to deliver superior value for our stakeholders. Additionally, the promotions of Art and Jamie strengthen our leadership team consistent with our commitment to long-term talent development.” Burg holds an MBA in Finance from Columbia Business School, as well as an M.S. in Materials Science and Engineering from Columbia University. He earned his B.S. in Applied Science and Engineering from Rutgers University.

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 WSFS Bank Place 1818 Market St, Philadelphia, PA 19103 About WSFS Financial Corporation WSFS Financial Corporation is a multibillion-dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest and largest locally headquartered bank and trust company in the Greater Philadelphia and Delaware region. As of March 31, 2024, WSFS Financial Corporation had $20.6 billion in assets on its balance sheet and $80.5 billion in assets under management and administration. WSFS operates from 114 offices, 88 of which are banking offices, located in Pennsylvania (57), Delaware (40), New Jersey (14), Florida (1), Nevada (1) and Virginia (1) and provides comprehensive financial services including commercial banking, consumer banking, treasury management and trust and wealth management. Other subsidiaries or divisions include Arrow Land Transfer, Bryn Mawr Capital Management, LLC, Bryn Mawr Trust®, The Bryn Mawr Trust Company of Delaware, Cash Connect®, NewLane Finance®, Powdermill® Financial Solutions, WSFS Institutional Services®, WSFS Mortgage®, and WSFS Wealth® Investments. Serving the Greater Delaware Valley since 1832, WSFS Bank is one of the ten oldest banks in the United States continuously operating under the same name. For more information, please visit www.wsfsbank.com. Forward-Looking Statements This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS’ predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “threshold,” “target,” “stretch,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond WSFS’ control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those discussed in WSFS’ Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by WSFS with the U.S. Securities and Exchange Commission from time to time. WSFS cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and WSFS disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of WSFS for any reason, except as specifically required by law.